EXECUTION COPY

          FINANCIAL ADVISORY AGREEMENT (this "AGREEMENT"), dated as of July 1, 2006 (the "EFFECTIVE DATE") by and between Elite Pharmaceuticals, Inc. (the "COMPANY") and Indigo Ventures LLC (the "ADVISOR").
          ---------------------------------------------------------------

         Whereas, the Company has requested that the Advisor provide certain consulting services to the Company and the Advisor agrees to provide such services for the consideration set forth below.

         In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. ENGAGEMENT OF ADVISOR. The Company hereby engages the Advisor on a non-exclusive basis for the term of this Agreement, and the Advisor hereby agrees to advise, consult with, and assist the Company in various matters as requested (and only to the extent requested) by the Company which may include, without limitation (i) a review of the Company's business, operations and financial condition, including advising on capitalization structures; (ii) advice relating to general capital raising matters; (iii) recommendations relating to specific business operations, strategic transactions and joint ventures; (v) advice regarding future financings involving debt or equity securities of the Company or any affiliate of the Company; and (v) assistance with interaction between the Company and its current and future investors (collectively, the "CONSULTING SERVICES"). The Advisor agrees that any requests for information from the Company during the term of this Agreement shall be directed solely to the chief executive officer of the Company and not to any other employee or officer of the Company. For purposes of Section 6, the immediately preceding sentence shall be deemed a material term of this Agreement.

      2. COMPENSATION; EXPENSES. (a) As compensation for the Consulting Services to be performed by the Advisor during the term of this Agreement, the Company shall pay to the Advisor (i) a one-time cash signing bonus of Forty Five Thousand Dollars (US$45,000) within five (5) business days of the Effective Date and (ii) a cash fee of Fifteen Thousand Dollars (US$15,000) per full calendar month (the "CONSULTING FEE"), payable in arrears, during each full calendar month during the term of this Agreement.

         (b) In addition to the Consulting Fee, the Company will pay or reimburse the Advisor for all reasonable out-of-pocket costs and expenses directly incurred by the Advisor in performing its obligations under this Agreement, which costs and expenses shall include, but not be limited to, travel expenses incurred in performing the Consulting Services requested by the Company, including due diligence, costs of supplies, copying and mailing and all other expenses reasonably incurred by the Advisor. In seeking reimbursement for expenses, the Advisor shall provide to the Company a written statement or statements detailing expenses for which reimbursement is sought and, upon request by the Company, shall provide copies of invoices and other documentation supporting such expenses. Reimbursable expenses shall be payable by the Company within thirty (30) days of receipt by the Company. Notwithstanding anything contained herein, the maximum expense reimbursement by the Company under this Agreement shall be Two Hundred Fifty Dollars (US$250) per calendar month, without the prior written consent of the Company.

      3. ADVISOR WARRANT. On the Effective Date, the Advisor shall purchase a common stock purchase warrant in substantially the form attached hereto as EXHIBIT A (the "ADVISOR WARRANT") to acquire up to 600,000 shares of common stock, par value $0.01 per share, of the Company (the "COMMON STOCK") for an aggregate purchase price of One Hundred Fifty Thousand Dollars ($150,000). Such purchase price may be paid by Advisor, at its option, through the issuance of a promissory note in the form attached hereto as EXHIBIT B (the "NOTE"). The Advisor Warrant (i) shall vest as follows: 50,000 Warrant Shares shall

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vest  quarterly  beginning on the three (3) month  anniversary  of the Effective
Date, (ii) shall expire on the fifth anniversary of the Effective Date, (iii) shall terminate, to the extent unvested, as of the date of termination of this Agreement, (iv) shall fully vest upon a Change of Control (as defined below) and
(v) shall have an exercise price of US$3.00 per share of the Common Stock. The shares of Common Stock issuable upon exercise of the Advisor Warrant shall be subject to an agreement whereby (i) the holders of such shares shall provide an irrevocable proxy in favor of the then-current chief executive officer of the Company to vote such shares in any vote put to the shareholders of the Company and (ii) transfer of such shares shall be subject to the prior written consent of the Company; provided, that the Company's consent shall not be required in the event that the Warrant Shares are registered, or the Warrant Shares are sold by Advisor under Rule 144. The term "CHANGE OF CONTROL" shall mean the earliest to occur of the following events: (i) securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities are acquired by a person or entity, or group of related persons or entities that were not shareholders as of the Effective Date, in a single transaction, (ii) a merger or consolidation is consummated in which the Company is a constituent corporation, which results in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by the then existing stockholders of the Company or (iii) the sale, transfer, exclusive license or other disposition by the Company of substantially all of its assets to a person or an entity which is not a wholly-owned subsidiary of the Company and not a shareholder of the Company as of the Effective Date.

      4. BUSINESS PRACTICE. The Company recognizes that the Advisor is in the business of advising and consulting with other businesses, some of which businesses may be in competition with the Company. The Advisor hereby agrees to provide the Company with at least twenty (20) days' prior written notice of the engagement of the Advisor or any of its affiliates to provide any advice, consultation or other services (including assistance in raising financing) to other business or individual that may be in competition, or is likely in the future to compete with the Company. The Advisor shall not be required to devote its full time and resources to performing services on behalf of the Company under this Agreement, PROVIDED, that the Advisor shall be required to expend such time and resources as are reasonably required to perform the Consulting Services and advise and assist the Company as provided for herein.

      5. INDEMNIFICATION; CONFIDENTIALITY. (a) The Company agrees to indemnify and hold harmless the Advisor and its affiliates, agents, and advisors, and their respective directors, officers, employees, agents and controlling persons (each such person is hereinafter referred to as an "INDEMNIFIED PARTY"), from and against any and all losses, claims, damages, liabilities and expenses whatsoever, joint or several, to which any such Indemnified Party may become subject under any applicable federal or state law of the United States of America or otherwise, caused by, relating to or arising out of the engagement evidenced hereby Notwithstanding the foregoing, the Company shall not be liable to any Indemnified Party under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense results directly from the willful or intentional misconduct or gross negligence of any Indemnified Party.

      (b) Neither the Advisor nor any member, shareholder, partner, employee, affiliate or agent of the Advisor, will disclose any Confidential Information (as defined below) of the Company to any person, firm, corporation, limited liability company, partnership or other entity for any reason or purpose whatsoever, nor will the Advisor (or any member, shareholder, partner, employee, affiliate or agent of the Advisor) make use of any such Confidential Information for its own purposes or for the benefit of any person, firm, corporation, limited liability company, partnership or other entity except the Company. "CONFIDENTIAL INFORMATION" means all information which is or becomes known to the Advisor and relates to the business, operations or activities or the Company, including without limitation, any intellectual property, proprietary information, research and development activities, new or prospective products or services, chemical compounds, and/or molecules, formulations, application filed, or to be filed, with the Food and Drug Administration, books and records, financial data, customer lists, marketing techniques,

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

suppliers, purchases, potential licensing transactions, potential business combinations and/or partnerships, distribution channels, services, procedures, pricing information and private processes as they may exist from time to time; PROVIDED, that the term "CONFIDENTIAL INFORMATION" will not include information that is or becomes generally available to the public (other than as a result of a disclosure in violation of this Agreement by the Advisor or by a person who received such information from the Advisor in violation of this Agreement). Upon the end of the term or the termination of this Agreement, the Advisor will immediately return or destroy (and provide evidence of such destruction), as the Company may direct, all documentation in any medium that contains, refers to, or relates to the Confidential Information (as defined above), and will retain no copies thereof.

      6. TERM OF AGREEMENT; TERMINATION; EFFECTS OF TERMINATION. (a) This Agreement shall begin on the Effective Date hereof and shall continue through the third anniversary date, PROVIDED, that either party can terminate this Agreement, for any reason or no reason, at any time upon 30 days' written notice (a "TERMINATION NOTICE" and such 30 day period, the "TERMINATION NOTICE PERIOD"). Upon termination of this Agreement, neither party shall have any further rights or obligations to the other, except that (i) the Company shall be obligated to pay any unpaid fees referred to in section 2(a) hereof that accrued during the period prior to termination of this Agreement, (ii) the Company shall be obligated to reimburse expenses under section 2(b) incurred by the Advisor during the period prior to termination of this Agreement, and (iii) the Advisor and the Company shall continue to be bound by the provisions of Section 5 hereof. If the Agreement is terminated prior to the third anniversary date of the Effective Date, the portion of the Advisor Warrant that had not yet vested, in accordance with the terms of the Advisor Warrant, shall terminate as of the date of the date of termination of this Agreement.

      7. RELATIONSHIP OF PARTIES. The parties agree that their relationship under this Agreement is an advisory relationship only, and nothing herein shall cause the Advisor to be partners, agents or fiduciaries of, or joint venturers with, the Company or with each other.

      8. NOTICES. All notices required or permitted herein must be in writing and shall be deemed to have been duly given the first business day following the date of service if served personally, on the first business day following the date of actual receipt if delivered by telecopier, telex or other similar communication to the party or parties to whom notice is to be given, or on the third business day after mailing if mailed to the party or parties to whom notice is to be given by registered or certified mail, return receipt requested, postage prepaid, to the Advisor and to the Company at the addresses set forth below, or to such other addresses as either party hereto may designate to the other by notice from time to time for this purpose.

Advisor:             Indigo Ventures LLC
                     780 Third Avenue
                     Suite 2302
                     New York, NY  10022
                     Attention:  Eric Brachfeld
                     Facsimile: (212) 298-9933

Company:             Mr. Bernard Berk
                     Chief Executive Officer
                     Elite Pharmaceuticals, Inc.
                     150 Northvale Avenue
                     Ludlow, New Jersey 07647
                     Facsimile: (201) 750-2755

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

With a copy to:      Reitler Brown & Rosenblatt LLC
                     800 Third Avenue 21st Floor
                     New York, New York 10022
                     Attention: Scott H. Rosenblatt, Esq.
                     Facsimile:  (212) 371-5500

      9. PARTIES. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

      10. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflicts of laws.

      11. ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

      12. SEVERABILITY. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

      13. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by facsimile transmission (including the delivery of documents in Adobe PDF format) shall constitute execution and delivery of this Agreement for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.


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

         IN WITNESS WHEREOF, the parties have hereto executed this Agreement as of the 12th day of July, 2006.


                                          INDIGO VENTURES LLC


                                          By:  /s/ ERIC BRACHFELD
                                               ---------------------------------
                                               Eric Brachfeld, Managing Member



                                          ELITE PHARMACEUTICALS, INC.


                                          By:  /s/ BERNARD BERK
                                               ---------------------------------
                                               Bernard Berk, CEO

                                    EXHIBIT A

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH WARRANTS AND THE SHARES OF COMMON STOCK UNDERLYING SUCH WARRANTS SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR (2) THE ISSUER OF THE SECURITIES REPRESENTED HEREBY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE LAWS WILL BE INVOLVED IN SUCH TRANSFER.

                          COMMON STOCK PURCHASE WARRANT

     To Purchase Shares of $0.01 Par Value Common Stock ("Common Stock") of

                           ELITE PHARMACEUTICALS, INC

No. [W-__ ] 600,000 Shares


         THIS CERTIFIES that, for $150,000, Indigo Ventures, LLC (the "Purchaser" or "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to 8:00 p.m. New York City Time on the date that is five (5) years after the date hereof (the "Termination Date"), but not thereafter, to subscribe for and purchase from Elite Pharmaceuticals, Inc., a Delaware corporation (the "Company"), 600,000 shares of Common Stock (the "Warrant Shares") at an Exercise Price equal to $3.00 per share (as adjusted from time to time pursuant to the terms hereof, the "Exercise Price"). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein. This Warrant is being issued in connection with the Financial Advisory Agreement (the "Advisory Agreement") dated July __, 2006 (the "Effective Date"), entered into between the Company and Purchaser. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Advisory Agreement.

1. TITLE OF WARRANT. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with (a) the Assignment Form annexed hereto properly endorsed, and (b) any other documentation reasonably necessary to satisfy the Company that such transfer is in compliance with all applicable securities laws. The term "Holder" shall refer to the Purchaser or any subsequent transferee of this Warrant.

2. AUTHORIZATION OF SHARES; VESTING. (a) The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price as set forth herein will be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens created by the Holder) in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue or otherwise specified herein).

         (b) Holder's right to acquire 600,000 Warrant Shares shall vest as follows: 50,000 Warrant Shares shall vest quarterly beginning on the three (3) month anniversary of the Effective Date and ending on the three (3) year anniversary of the Effective Date; provided that the unvested Warrant Shares shall terminate upon termination of the Advisory Agreement; provided, further that this Warrant shall fully vest upon a Change of Control (as defined in 2(c) below) that occurs prior to the termination of the Advisory Agreement.

         (c) The term "Change of Control" shall mean the earliest to occur of the following events: (i) securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding voting securities are acquired by a person or entity, or group of related persons or entities that were not shareholders as of the Effective Date, in a single transaction, (ii) a merger or consolidation is consummated in which the Company is a constituent corporation, which results in less than 50% of the outstanding voting securities of the surviving or resulting entity being owned by the then existing stockholders of the Company or (iii) the sale, transfer, exclusive license or other disposition by the Company of substantially all of its assets to a person or an entity which is not a wholly-owned subsidiary of the Company and not a shareholder of the Company as of the Effective Date.

3.       EXERCISE OF WARRANT.

(a) (i) The Holder may exercise this Warrant, in whole or in part, at any time and from time to time, by delivering to the offices of the Company or any transfer agent for the Common Stock this Warrant, together with a Notice of Exercise in the form annexed hereto specifying the number of Warrant Shares with respect to which this Warrant is being exercised, together with payment in cash to the Company of the Exercise Price therefore; provided that the Holder may not exercise the Warrant, in whole or in part, for a period of one (1) year from any vesting date; provided, that such restriction shall expire immediately upon a Change of Control and Holder shall be entitled to exercise this Warrant in whole or in part.

                  (ii) Additionally, the Holder may exercise this Warrant by the exchange of this Warrant in whole or in part (with the Cashless Exercise subscription form in the form annexed hereto duly executed) (a "Cashless Exercise") at the address of the Company set forth herein. Such presentation and exchange shall be deemed a waiver of the Holder's obligation to pay the Exercise Price or, in the case of a partial exercise of this Warrant, of the portion of the Exercise Price that would otherwise be payable in connection with such partial exercise. Upon presentment of this Warrant in connection with a Cashless Exercise, the number of Warrant Shares subject to this Warrant shall be reduced by the number of Warrant Shares specified on the Cashless Exercise subscription form, and in exchange for such reduction the Holder shall receive the number of Warrant Shares, as the case may be, specified on the Cashless Exercise subscription form (up to the total number of Warrant Shares which are subject to this Warrant) multiplied by a fraction, the numerator of which shall be the excess of the then current market price per share of the Common Stock over the Exercise Price per share, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 3(a), the then current market price shall be the average of the closing prices for the five trading days immediately prior to the execution and delivery of the Cashless Exercise subscription form by Holder.

         In the event that the Warrant is not exercised in full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, if requested by Holder and at the Company's expense, shall within five (5) Trading Days (as defined below) issue and deliver to the Holder a new Warrant of like tenor in the name of the Holder or as the Holder (upon payment by Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

         Certificates for shares of Common Stock purchased hereunder shall be delivered to the Holder hereof within five (5) Trading Days after the date on which this Warrant shall have been exercised as aforesaid. The Holder may withdraw its Notice of Exercise at any time if the Company fails to timely deliver the relevant certificates to the Holder as provided in this Agreement. A Notice of Exercise shall be deemed sent on the date received by the Company if received before 5:00 p.m. New York Time on such date, or the day following such date if received after 5:00 p.m. New York Time; provided that the Company is only obligated to deliver Warrant Shares against delivery of the Exercise Price from the holder hereof and surrender of this Warrant (or appropriate affidavit and/or indemnity in lieu thereof).

         In lieu of delivering physical certificates representing the Warrant Shares issuable upon conversion of this Warrant, provided the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Holder, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit the Warrant Shares

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

         issuable upon exercise to the Holder, by crediting the account of the Holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The Company agrees to use commercially reasonable efforts to coordinate with DTC to accomplish this objective.

(b) The term "Trading Day" means (x) if the Common Stock is not listed on the New York or American Stock Exchange but sale prices of the Common Stock are reported on Nasdaq National Market or another automated quotation system, a day on which trading is reported on the principal automated quotation system on which sales of the Common Stock are reported, (y) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, a day on which there is trading on such stock exchange, or (z) if the foregoing provisions are inapplicable, a day on which quotations are reported by National Quotation Bureau Incorporated.

4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of issuance of a fractional share upon any exercise hereunder, the Company, in its sole discretion, will either round up to nearest whole number of shares or pay the cash value of that fractional share, which cash value shall be calculated on the basis of the average closing price of the Common Stock during the five
         (5) Trading Days immediately preceding the date of exercise.

5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the Holder of this Warrant; PROVIDED, HOWEVER, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder hereof; and PROVIDED FURTHER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of any Warrant certificates or any certificates for the Warrant Shares other than the issuance of a Warrant Certificate to the Holder in connection with the Holder's surrender of a Warrant Certificate upon the exercise of all or less than all of the Warrants evidenced thereby.

6. CLOSING OF BOOKS. Subject to applicable law and the rules of the principal market on which the Common Stock may from time to time trade, the Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

7.       NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE.

(a) Prior to exercise of all or any portion of this Warrant and as a condition to the issuance by the Company of any Warrant Shares, the Holder agrees to provide an irrevocable proxy in favor of the then current chief executive officer of the Company to vote all such shares to be issued upon exercise of this Warrant in any vote put to the shareholders of the Company in the form attached hereto as ANNEX I.

(b) Subject to Section 12 of this Warrant and the provisions of any other written agreement between the Company and the Purchaser, the Purchaser shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Purchaser, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided herein. However, at the time of the exercise of this Warrant pursuant to Section 3 hereof, the Warrant Shares so purchased hereunder shall be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

8. SECURITY. This Warrant and the Warrant Shares secure all of the obligations of the Holder under the promissory note for One Hundred Fifty Thousand Dollars ($150,000.00) in the form attached as EXHIBIT B to the Advisory Agreement (the "Note"), including (i) all principal of, and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other actions relating to the bankruptcy, insolvency or reorganization of the Holder and any other amounts owing) on the Note, (ii) all other amounts payable by the Holder under Note (including expenses incurred in connection with the enforcement of the Note) and (iii) any renewals or extensions of any of the foregoing.

9.       ASSIGNMENT AND TRANSFER OF WARRANT.

(a) This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company or its transfer agent as the Company may designate by notice in writing to the registered Holder hereof at the address of such Holder appearing on the books of the Company); provided, further, that this Warrant may not be resold or otherwise transferred except (i) with the prior written consent of the Company, (ii) in a transaction registered under the Securities Act of 1933, as amended (the "Act"), or (ii) in a transaction pursuant to an exemption, if available, from registration under the Act and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Warrant to the effect that the transaction is so exempt. Subject to Section 9(b) below, the Warrant Shares may not be resold or otherwise transferred except (i) in a transaction registered under the Act, or (ii) in a transaction pursuant to the exemption afforded by Rule 144 of the Act, if available, and whereby, if reasonably requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the Holder of this Warrant to the effect that the transaction is so exempt.

(b) Neither this Warrant nor the Warrant Shares may be transferred so long as any principal and/or interest of the Note remains outstanding.

10. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT; EXCHANGE. The Company represents warrants and covenants that (a) upon receipt by the Company of evidence and/or indemnity reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate representing the Warrant Shares, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it, and (b) upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate, without any charge therefor. This Warrant is exchangeable at any time for an equal aggregate number of Warrants of different denominations, as requested by the holder surrendering the same, or in such denominations as may be requested by the Holder following determination of the Exercise Price. No service charge will be made for such registration or transfer, exchange or reissuance.

11. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

12. EFFECT OF CERTAIN EVENTS. If at any time while this Warrant or any portion thereof is outstanding and unexpired there shall be a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), the Holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto, subject to further adjustment as provided in
         Section 12.

13. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. In the event the Company shall issue additional shares of Common Stock pursuant to a share split or reclassification, concurrently with the effectiveness of such event, the Exercise Price in effect immediately prior to such event shall be proportionately decreased with the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such event and the number of shares underlying the Warrant shall be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification, reverse split or otherwise, into a lesser number of shares of Common Stock, concurrently with the effectiveness of such event, the Exercise Price in effect immediately prior to such event shall be proportionately increased and the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to such event shall be proportionately decreased.

14. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, the Company shall promptly mail to the Holder of this Warrant a notice setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment and setting forth the computation of such adjustment and a brief statement of the facts requiring such adjustment.

15. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding and exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any and all purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law, regulation, or rule of any applicable market or exchange.

16. COMPLIANCE WITH SECURITIES LAWS. (a) The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered, for resale or otherwise, or if no exemption from registration exists) will bear substantially the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR APPLICABLE STATE SECURITIES LAWS AND INSTEAD ARE BEING ISSUED PURSUANT TO EXEMPTIONS CONTAINED IN SAID LAWS. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF MAY NOT BE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR (2) THE ISSUER OF THE SECURITIES REPRESENTED HEREBY SHALL HAVE RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT NO VIOLATION OF SUCH ACT OR SIMILAR STATE LAWS WILL BE INVOLVED IN SUCH TRANSFER.

(b) Without limiting the Purchaser's right to transfer, assign or otherwise convey the Warrant or Warrant Shares in compliance with all applicable securities laws, the Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Purchaser's own account and not as a nominee for any other party, and that the Purchaser will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of applicable federal and state securities laws.

17.      MISCELLANEOUS.

(a) ISSUE DATE; CHOICE OF LAW; VENUE; JURISDICTION. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the Federal and State Courts sitting in the County of New York in the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on FORUM non CONVENIENS or venue, to the bringing of any such proceeding in such jurisdiction. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY.


(b) MODIFICATION AND WAIVER. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought. Any amendment effected in accordance with this paragraph shall be binding upon the Purchaser, each future holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(c) NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing by facsimile, mail or personal delivery and shall be effective upon actual receipt of such notice. The addresses for such communications shall be to the addresses as shown on the books of the Company or to the Company at the address set forth in the Advisory Agreement. A party may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance with the provisions of this Section 17(c).

(d) SEVERABILITY. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision of this Warrant in such jurisdiction or affect the validity, legality or enforceability of any provision in any other jurisdiction, but this Warrant shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(e) SPECIFIC ENFORCEMENT. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.


Dated:  July  __, 2006

                                              ELITE PHARMACEUTICALS, INC.


                                              By:
                                                  ------------------------------
                                              Name: Bernard J. Berk
                                              Title: Chief Executive Officer

                                  PURCHASE FORM

SUBSCRIPTION (CASH)

The undersigned, ___________________ (the "Holder"), pursuant to the provisions of the Warrant of ELITE PHARMACEUTICALS, INC. ("the Company") granted to the Holder (or its assignor) dated _____ (the "Warrant"), hereby agrees to subscribe for and purchase ____________________ shares of the Common Stock, par value $0.01 per share, of the Company covered by the Warrant, and makes payment therefor in full at the price per share provided by the Warrant.

Dated:                                      Signature:
      ----------------                                --------------------------


SUBSCRIPTION (CASHLESS EXERCISE)

The undersigned Holder ___________________, pursuant to the provisions of the Warrant, hereby elects to exchange its Warrant, in whole or in part, as appropriate, for ______ shares of Common Stock, stated value $___ per share, of the Company, pursuant to the cashless exercise provisions of Section 3 of the Warrant.

Dated:                                      Signature:
      ----------------                                --------------------------


INSTRUCTIONS FOR REGISTRATION OF STOCK:

                  Name
                      -------------------------------------------------
                            (please type or print in block letters)

                  Address
                         ----------------------------------------------

                  Address
                         ----------------------------------------------

                    FORM OF ASSIGNMENT OR PARTIAL ASSIGNMENT


FOR VALUE RECEIVED _________________________ (the "Holder) hereby sells, assigns and transfers unto

Name
    ------------------------------------------------------------------------
                    (please typewrite or print in block letters)


Address
       ---------------------------------------------------------------------


the right to purchase Common Stock, as appropriate, to the extent of _________ shares as to which such right is exercisable pursuant to this Warrant of ELITE PHARMACEUTICALS, INC. ("the Company") dated _____ granted to the Holder (or its assignor), and does hereby irrevocably constitute and appoint _____________________, attorney, to transfer same on the books of the Company with full power of substitution in the premises.

NOTE: THE SIGNATURE TO THIS ASSIGNMENT FORM MUST CORRESPOND WITH THE NAME AS IT APPEARS ON THE FACE OF THE WARRANT, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK OR TRUST COMPANY. OFFICERS OF CORPORATIONS AND THOSE ACTING IN A FIDUCIARY OR OTHER REPRESENTATIVE CAPACITY SHOULD FILE PROPER EVIDENCE OF AUTHORITY TO ASSIGN THE FOREGOING WARRANT.

                                     ANNEX I

                                IRREVOCABLE PROXY

                           ELITE PHARMACEUTICALS, INC.

From and after the date hereof, the undersigned, as record holder of the _______ shares of common stock, par value $0.01 per share of Elite Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) authorizes, empowers, appoints and constitutes ________, the Company's current chief executive officer, as the undersigned's proxy to (1) attend the any meeting of the stockholders of the Company (and any adjournments thereof) (each a "STOCKHOLDER MEETING"), and (2) to vote (or abstain from voting) the Shares (as defined below) of the Company, on any matter submitted at any time at any Stockholder Meeting or via written consent to the stockholders of the Company in their capacity as such and not pursuant to rights granted by contract, in each case with the same effect as if the undersigned were personally present at the Stockholder Meeting or voting such securities or personally acting on any matters submitted to the stockholders of the Company for approval or consent at any Stockholder Meeting. Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that during the term hereof no subsequent proxies will be given with respect to any of the Shares.

This proxy is irrevocable, is coupled with an interest, and in all of the Shares held of record or by the undersigned.

For the purposes of this proxy, "SHARES" means ________ shares of Common Stock held of record by the undersigned, and all voting equity securities of the Company issued upon conversion or exchange of, or in respect of, the foregoing securities held of record by the undersigned and all voting securities of the Company issued to the undersigned in the future.

This proxy shall exist for so long as the undersigned owns any Shares.

If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or enforceability of such provision or part thereof shall not affect the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

This proxy shall be governed by the laws of the State of Delaware, without giving effect to its choice or conflicts of laws provisions.

This proxy shall be filed with the Secretary of the Company.

THIS PROXY SHALL BE SIGNED EXACTLY AS THE STOCKHOLDER'S NAME APPEARS ON HIS, HER OR ITS STOCK CERTIFICATE(S). JOINT STOCKHOLDERS MUST EACH SIGN THIS PROXY. IF SIGNED BY AN ATTORNEY IN FACT, THE POWER OF ATTORNEY MUST BE ATTACHED.


Dated as of                             INDIVIDUAL:
            ---------

                                        ----------------------------------------
                                        Name:


                                        ADDRESS:

                                        ----------------------------------------

                                        ----------------------------------------

                                   EXHIBIT B

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE SECURITIES OR STATE "BLUE SKY" LAWS. THIS NOTE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.


                                 PROMISSORY NOTE

$150,000.00                                                   New York, New York
("Original Principal Amount")                                      July __, 2006

                  FOR  VALUE   RECEIVED,   the   adequacy  of  which  is  hereby
acknowledged, the undersigned, Indigo Ventures LLC (the "Maker"), hereby promises to pay to ELITE PHARMACEUTICALS, INC. (the "Payee"), whose address is 150 Northvale Avenue, Ludlow, New Jersey 07647, the principal sum of ONE HUNDRED AND FIFTY THOUSAND DOLLARS ($150,000.00), together with interest, commencing one hundred eighty (180) days from the date hereof, at a rate of 5.06% per annum compounded annually. This Note shall be due and payable on the earlier of (i) June 1, 2011 and (ii) the date that the Maker (or any of its assignees) first exercises all or a part of the Warrant (as defined below), whether by cash or cashless exercise (the "Maturity Date"). Interest on this Note shall accrue as provided for above until, and be payable (together with the Original Principal Amount hereof), on the Maturity Date.

                  Payments due hereunder shall be paid in lawful money of the United States of America (or by wire transfer or certified check payable in such money) at Payee's address (as given above) or at such other place as Payee or any other holder of this Note may from time to time have designated by prior written notice to Maker.

                  1. PREPAYMENT. The Maker may at any time prepay in whole or in part the principal amount of this Note, together with any accrued but unpaid interest on the prepaid principal amount, without penalty or premium.

                  2.  ALLOCATION.   All  payments  made  hereunder  (whether  in
prepayment or otherwise) shall first be applied against any interest then due hereunder and shall then be applied against principal.

                  3. SECURITY. All amounts due under this Note shall be secured by Maker's warrant for 600,000 shares of Payee's common stock (the "Warrant") and the shares of Common Stock, par value $0.01 per share of the Payee, issuable upon exercise of the Warrant (the "Warrant Shares"). Following any Event of Default and foreclosure, Payee shall have an absolute right to dispose of the Warrant in any manner it chooses (including cancellation of the Warrant and if the Warrant has been previously exercised, in whole or in part, then Payee shall have the absolute right to dispose of the Warrant Shares in any manner it chooses) in order to satisfy Maker's obligation hereunder.

                  4. RECOURSE. As provided in Section 3 above, one hundred per cent (100%) of the Original Principal Amount and any interest payable on this Note shall be secured by the Warrant. In addition, ten per cent (10%), and only ten per cent (10%), of the Original Principal Amount shall be full recourse to the Maker. Ninety per cent (90%) of the principal amount of this Note and all interest hereon shall be non-recourse to the Maker and Payee's sole recourse for payment of such principal and interest shall be to the Warrant.

                  5. ADJUSTMENTS. In the event that the Financial Advisory Agreement by and between Elite Pharmaceuticals, Inc. and Indigo Ventures LLC dated as of July __, 2006 (the "Advisory Agreement") is terminated pursuant to the terms of such Advisory Agreement, the total outstanding amount on the Note shall be reduced to an amount equal to the outstanding principal and interest on the Note multiplied by a fraction, the numerator of which is the number of vested Warrant Shares as of the date that the Advisory Agreement is terminated and the denominator of which is 600,000.

                  6. EVENT OF DEFAULT. It shall be a Default if Maker shall fail to pay the principal or interest due under this Note on the Maturity Date, and such failure to pay principal or interest shall be an Event of Default if not cured within twenty (20) days of receipt of a written Notice of Default from Payee. No other event, action or circumstance shall be an Event of Default hereunder.

                  If an Event of Default should occur, Payee, at its option, may declare the outstanding principal balance of and all accrued but unpaid interest on this Note to be immediately due and payable without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived.

                  7.   NOTICES.   All  notices,   requests,   demands  or  other
communications required or permitted hereunder shall be in writing, addressed to the appropriate party as follows:

                           (i)    IF TO MAKER, to:

                                  Indigo Ventures LLC
                                  780 Third Avenue, 23rd Floor
                                  New York, New York 10017
                                  Attention: Eric Brachfeld
                                  Telephone (212) 972-0900
                                  Facsimile (212) 298-9933

                           (ii)   IF TO PAYEE, TO:

                                   Mr. Bernard Berk
                                   Chief Executive Officer
                                   Elite Pharmaceuticals, Inc.
                                   150 Northvale Avenue
                                   Ludlow, New Jersey 07647
                                   Telephone:
                                   Facsimile

or to such other address as may have been designated in prior notice. Notices may be sent by (a) nationally recognized overnight courier, or (b) registered or certified mail, postage prepaid, return receipt requested; and shall be deemed given (i) in the case of overnight courier, the next business day after the day sent, and (ii) in the case of mailing, three (3) business days after being mailed by registered or certified mail, and otherwise notices shall be deemed to have been given when received.

                  8. ASSIGNMENT. Any attempt by Maker to assign its rights or delegate its duties under this Note without the prior written consent of Payee will be void.

                  9. BINDING EFFECT. The terms and provisions of this Note shall be binding upon Maker and its successors and permitted assigns, and shall inure to the benefit of Payee.

                  10. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard for the conflicts of laws principles thereof.

                  11. HEADINGS. The section headings contained in this Note are intended solely for convenience of reference and do not themselves constitute a part of this Note.

                  12. SEVERABILITY. If any provision of this Note or the application thereof to any person or circumstance should, for any reason and to any extent, be invalid or unenforceable, the remainder of this Note and the application of such provision to other persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law.

         IN WITNESS WHEREOF, Maker has executed this Note as of the date first above written.

                                            INDIGO VENTURES LLC


                                            By:
                                               ---------------------------
                                                 Eric Brachfeld
                                                 Managing Member




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